                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-642

                        SCUDDER INTERNATIONAL FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                       345 Park Avenue, New York, NY 10154
                       -----------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-1000
                                                            --------------

                                  John Millette
                          Vice President and Secretary
                        Scudder International Fund, Inc.
                    Two International Place, Boston, MA 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31/03

Date of reporting period:       4/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Pacific Opportunities Fund

Semiannual Report to Shareholders

April 30, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com (Classes A, B and C), aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at (800) 621-1048 (Classes A, B and C), (800) 253-2277 (Class AARP) or (800) SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary April 30, 2003

Classes A, B and C

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Pacific Opportunities Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A(a)	-5.14%	-22.70%	-18.36%	-6.48%	-5.15%
Class B(a)	-5.58%	-23.38%	-19.02%	-7.24%	-5.91%
Class C(a)	-5.58%	-23.35%	-18.98%	-7.20%	-5.88%
MSCI All Country Asia Free Index (excluding Japan)+	-5.92%	-22.78%	-15.67%	-3.69%	-2.21%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

*Total returns shown for periods less than one year are not annualized.

Net Asset Value
	Class A	Class B	Class C
Net Asset Value: 4/30/03	$ 7.56	$ 7.44	$ 7.45
10/31/02	$ 7.97	$ 7.88	$ 7.89

Class A Lipper Rankings - Pacific Ex Japan Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	22	of	63	35

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
[] Scudder Pacific Opportunities Fund - Class A(c) [] MSCI All Country Asia Free Index (excluding Japan)+

Yearly periods ended April 30

Comparative Results (Adjusted for Sales Charge)
Scudder Pacific Opportunities Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$7,286	$5,129	$6,741	$5,555
	Average annual total return	-27.14%	-19.95%	-7.58%	-5.71%
Class B(c)	Growth of $10,000	$7,432	$5,202	$6,797	$5,437
	Average annual total return	-25.68%	-19.57%	-7.43%	-5.91%
Class C(c)	Growth of $10,000	$7,588	$5,265	$6,813	$5,400
	Average annual total return	-24.12%	-19.25%	-7.39%	-5.98%
MSCI All Country Asia Free Index (excluding Japan)+	Growth of $10,000	$7,722	$5,997	$8,287	$7,993
	Average annual total return	-22.78%	-15.67%	-3.69%	-2.21%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Classes A, B and C

a Returns shown for Class A, B and C shares for the periods prior to their inception on May 29, 2001 are derived from the historical performance of Class S shares of the Scudder Pacific Opportunities Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares for the periods prior to their inception on May 29, 2001 are derived from the historical performance of Class S shares of the Scudder Pacific Opportunities Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1.00%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Morgan Stanley Capital International (MSCI) All Country Asia Free Index is an unmanaged capitalization-weighted measure of stock markets in the Pacific Region, excluding Japan. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance. On the Web, go to scudder.com.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

Average Annual Total Returns
	6-Month*	1-Year	3-Year	5-Year	10-Year
Scudder Pacific Opportunities Fund - Class S	-5.12%	-22.53%	-18.13%	-6.22%	-4.89%
MSCI All Country Asia Free Index (excluding Japan)+	-5.92%	-22.78%	-15.67%	-3.69%	-2.21%

	6-Month*	1-Year	Life of Class**
Scudder Pacific Opportunities Fund - Class AARP	-5.12%	-22.61%	-13.17%
MSCI All Country Asia Free Index (excluding Japan)+	-5.92%	-22.78%	-10.93%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

*Total returns shown for periods less than one year are not annualized.

Net Asset Value
	Class AARP	Class S
Net Asset Value: 4/30/03	$ 7.60	$ 7.60
10/31/02	$ 8.01	$ 8.01

Class S Lipper Rankings - Pacific Ex Japan Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	19	of	63	30
3-Year	36	of	52	68
5-Year	44	of	48	90
10-Year	9	of	10	82

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment
[] Scudder Pacific Opportunities Fund - Class S [] MSCI All Country Asia Free Index (excluding Japan)+

Yearly periods ended April 30

Comparative Results
Scudder Pacific Opportunities Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$7,747	$5,487	$7,252	$6,058
	Average annual total return	-22.53%	-18.13%	-6.22%	-4.89%
MSCI All Country Asia Free Index (excluding Japan)+	Growth of $10,000	$7,722	$5,997	$8,287	$7,993
	Average annual total return	-22.78%	-15.67%	-3.69%	-2.21%

Scudder Pacific Opportunities Fund		1-Year	Life of Class**
Class AARP	Growth of $10,000	$7,739	$6,953
	Average annual total return	-22.61%	-13.17%
MSCI All Country Asia Free Index (excluding Japan)+	Growth of $10,000	$7,722	$7,416
	Average annual total return	-22.78%	-10.93%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Class AARP and Class S

+ The Morgan Stanley Capital International (MSCI) All Country Asia Free Index is an unmanaged capitalization-weighted measure of stock markets in the Pacific Region, excluding Japan. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
** On October 2, 2000, the Fund commenced offering Class AARP shares. Index returns begin September 30, 2000.

Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 2% redemption fee.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of the classes may vary; expense ratios are the same.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 (Class AARP) or (800) SCUDDER (Class S) for the fund's most up-to-date performance. On the Web, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

Portfolio Management Review

In the following interview, Lead Portfolio Manager Terrence Gray discusses Scudder Pacific Opportunities Fund's strategy and the market environment during the six-month period ended April 30, 2003.

Q: The Asian markets did not perform well during the past six months. What factors are influencing these markets?

A: Stocks in Asia produced a negative return for the past six months. In comparison, most other regions of the world posted gains. Asia was hurt by a confluence of factors. First, of course, was the buildup to the war in Iraq, which took a toll on all of the global markets. This led to a spike in energy prices, a negative for Asia, since most countries in the region are largely dependent on imports to satisfy their energy needs. Continued slow economic growth worldwide was also a negative for all markets. Asia is particularly sensitive, however, since it is still heavily dependent on exports. Technology stocks, which are strongly represented in the Asian markets, faced additional pressure due to the ongoing weakness in demand for tech products. Finally, the fear associated with the SARS virus was a further detractor from stock market performance. Markets in Hong Kong and Singapore, in particular, were hurt by the outbreak of this disease. Taken together, these various events caused the Pacific markets to finish the period in the red.

Q: How did Scudder Pacific Opportunities Fund perform during the period?

A: For the six months ended April 30, 2003, Scudder Pacific Opportunities Fund returned -5.14% (Class A shares unadjusted for sales charges). (Please see pages 3 through 8 for performance of other share classes.) In comparison, the fund's benchmark, the MSCI All-Country Asia Free ex-Japan Index, returned -5.92%.1

The fund has performed well on a relative basis since our team assumed management duties in May 2002. We believe this is due to our focus on individual company research and risk management. We search for companies that offer attractive valuations, shareholder-focused management teams, strong earnings growth and favorable market positions.2 Risk management is also critical to successful investing in Asia, given the volatility in the region's markets. To cope with this, we use quantitative screens to manage the fund's exposure to various risk factors, such as interest rates, oil prices and currency movements.3 We expect that the combination of risk management and a bottom-up stock picking process will help generate outperformance for the fund's shareholders over the long term.4

1 The Morgan Stanley Capital International All-Country Asia Free ex-Japan Index (MSCI AC Asia Free ex-Japan Index) is an unmanaged, capitalization-weighted measure of stock markets in the Pacific region, excluding Japan. Index returns are US-dollar denominated, assume reinvested dividends and do not reflect fees; one cannot directly invest in an index.
2 Valuation is a term used to describe the price investors have to pay for a stock in relation to the earnings growth it is expected to deliver. For example, a stock that is trading at $10 and generating $1 per share annually in earnings is said to be trading at "10 times" earnings. Such a stock would be "cheaper" than one that is trading at $20 and generating $1 per share in earnings. Buyers of stock generally use valuation as one of their key investment criteria. Favorable market position refers to a company that has a dominant position because of patents, for example, or because it already holds the number one or two spots in sales in the market.
3 Quantitative screens involve the use of various statistical factors to analyze stocks. For instance, an investment manager could screen for "cheap" stocks by searching for those with price-to-earnings ratios of 20 or less. In this way, screens help managers narrow down the number of stocks they must analyze by eliminating those that are unattractive.
4 Bottom-up stock picking is a term used to describe when portfolio management picks stocks by an analysis of the underlying companies first, as opposed to first analyzing economics, markets and industries.

Q: What factors helped and hurt fund performance?

A: Performance was helped by the fund's overweight positions in Thailand and China, as well as by stock selection within India and Hong Kong. (By overweight we mean that the fund has a heavier weighting in a region, sector or security than does the benchmark. Similarly, an underweight means that the fund has a smaller weighting.) Top individual performers included Siam Cement of Thailand and PT Telekomunikasi, the leading telecommunications provider in Indonesia. We also benefited from the strong performance of State Bank of India (the country's leading retail bank) and Shin Corp. (a communications conglomerate in Thailand).

On the negative side, the fund's position in Korea detracted from performance. The country's market was hurt by increasing concerns of a consumer debt crisis and the ongoing tensions with North Korea. Our stock selection within Malaysia detracted as well. We trimmed the fund's position in the country, as we are finding more attractive opportunities elsewhere in the region. From the standpoint of individual holdings, a key detractor was SK Telecom. The company's stock fell as a result of deteriorating investor confidence in its corporate governance practices. The fund's positions in two Singapore bank stocks - United Overseas Bank and DBS - lost ground due to a slowing economy and growing concerns over the impact of SARS. Kookmin Bank in Korea also declined, as investors grew concerned about the potential impact of burgeoning levels of consumer debt. (As of April 30, 2003, positions in DBS were sold.)

Q: How is the fund positioned?

A: On a sector basis, we continue to hold a significant overweight position as compared with the benchmark in the materials sector, but we elected to take some profits in this area. We expect that a slowdown in the Chinese economy - the result of the SARS epidemic - will lead to a slowdown in this sector as well. As we reduced the fund's position in materials, we increased its weighting in technology. The sector has underperformed significantly, and we are finding a number of companies that have become attractively valued. For instance, some technology stocks in Taiwan offer dividend yields in the neighborhood of 5%. This is exceptionally high for the technology sector and indicates the extent to which the sector has declined. (Dividend yields rise as stocks fall, and vice versa.) The fund is still underweight in technology, but less so than in the recent past.

From a geographic standpoint, we increased the fund's weighting in Taiwan during the period. We added to positions in the country's financial stocks, believing that the government will take action to resolve the bad-debt concern that has plagued the sector. Further, we anticipate that banks in the country will finally begin the process of improving their balance sheets. Recent additions to the portfolio include Mega Financial Holdings (one of the large state-owned banks) and Cathay Financial Holding (a leading financial conglomerate with a strong insurance business).

We also increased the fund's weighting in Korea. We believe that stock prices have fallen to attractive levels and that concerns about the economy are now fully reflected in the market. Looking ahead, we expect the government to take an aggressive, proactive approach to improving the economy. In our view, the recent sell-off has created the opportunity to increase the fund's positions in some of the country's top companies. During the reporting period, we added to the fund's holdings in Hyundai Motor.

As we increased the fund's weighting in Taiwan and Korea, we reduced its position in China. First, we wanted to take some profits after enjoying strong gains in many of our holdings. Second, we are concerned about the impact SARS will have on China's economy. It is difficult to assess its full effect, but we have little doubt that growth will indeed slow. Additionally, China's slow response to the situation has made investors more cautious. We believe, however, that this experience will help encourage more sensible government responses in the future. On a long-term basis, we remain positive about the outlook for China. The fund's top three holdings in the country are China Mobile, PetroChina and Huaneng Power.

We have also added to the fund's positions in Hong Kong and Singapore. The fund remains underweight as compared with the benchmark in both countries. However, the SARS-related decline created the opportunity to purchase stocks in the airline and financial sectors. Recent additions to the portfolio in these countries include Bank of East Asia and Singapore Airlines.

Q: What is your broad view of the Asian market environment?

A: We believe the long-term story in Asia remains compelling. Many companies have repaired their balance sheets, cash flows are on the rise and corporate governance is improving. There is also a wealth of opportunities to invest in companies with attractive dividend payouts. Additionally, China has become the manufacturing center of the world, and we believe its importance should only continue to grow in the years ahead.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2003

Geographical (Excludes Cash Equivalents)	4/30/03	10/31/02

Korea	27%	29%
Hong Kong	19%	21%
Taiwan	17%	16%
Singapore	9%	9%
China	9%	2%
Malaysia	6%	5%
India	6%	6%
Thailand	5%	5%
Indonesia	2%	2%
Other	-	5%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	4/30/03	10/31/02

Financials	27%	30%
Information Technology	19%	19%
Industrials	14%	7%
Consumer Discretionary	10%	10%
Materials	8%	12%
Telecommunication Services	7%	10%
Consumer Staples	4%	4%
Utilities	3%	2%
Energy	3%	4%
Other	5%	2%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2003 (31.6% of Portfolio)
1. Samsung Electronics Co., Ltd. Manufacturer of major electronics	Korea	8.5%
2. Taiwan Semiconductor Manufacturing Co., Ltd. Manufacturer of integrated circuits and other semiconductor devices	Taiwan	3.2%
3. Hutchison Whampoa Ltd. Provider of investment services and other diversified services	Hong Kong	3.0%
4. The Siam Cement Public Co., Ltd. Operator of construction materials and industrial conglomerate	Thailand	2.7%
5. Formosa Plastics Corp. Manufacturer of plastics materials	Taiwan	2.6%
6. SK Telecom Co., Ltd. Provider of mobile telecommunication services	Korea	2.5%
7. United Overseas Bank Ltd. Provider of commercial banking and financial services	Singapore	2.4%
8. Hong Kong Electric Holdings Ltd. Operator of gas utility company	Hong Kong	2.3%
9. China Mobile Ltd. Provider of cellular telecommunication services	China	2.2%
10. Hang Seng Bank Ltd. Provider of commercial banking services	Hong Kong	2.2%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of April 30, 2003 (Unaudited)

	Shares	Value ($)

Common Stocks 96.3%
China 8.4%
Aluminum Corp. of China Ltd. "H"	1,706,000	297,489
China Mobile Ltd.	730,000	1,464,839
China Pharmaceutical Enterprise and Investment Corp., Ltd.	1,921,000	535,722
China Shipping Development Co., Ltd.	1,426,000	365,681
Cosco Pacific Ltd.	451,000	381,657
Denway Motors Ltd.	910,000	303,366
Huaneng Power International "H"	764,000	724,899
PetroChina Co., Ltd. "H"	6,256,000	1,427,807
		5,501,460
Hong Kong 18.7%
Bank of East Asia Ltd.	648,000	1,196,438
Cathay Pacific Airways Ltd.	288,000	347,115
CNOOC Ltd.	275,000	361,418
Esprit Holdings Ltd.	612,254	1,201,091
Hang Seng Bank Ltd.	146,700	1,453,053
Hong Kong Electric Holdings Ltd.	369,000	1,476,161
Hong Kong Exchanges & Clearing Ltd.	270,000	313,303
HSBC Holdings PLC	97,173	1,062,167
Hutchison Whampoa Ltd.	357,200	1,987,714
Johnson Electric Holdings Ltd.	808,000	870,249
Sun Hung Kai Properties Ltd.	209,000	980,799
Texwinca Holding Ltd.	420,000	323,112
Wharf Holdings Ltd.	393,000	692,864
		12,265,484
India 5.7%
Infosys Technologies Ltd.	10,000	590,236
ITC Ltd.	40,200	578,788
Ranbaxy Laboratories Ltd.	85,200	1,213,542
State Bank of India	232,400	1,370,237
		3,752,803
Indonesia 1.8%
PT Telekomunikasi Indonesia	2,526,500	1,194,287
Korea 25.0%
Daegu Bank	215,800	807,584
Daewoo Shipbuilding & Marine Engineering Co., Ltd.*	67,200	567,147
Honam Petrochemical Corp.	26,600	669,106
Hyundai Motor Co., Ltd.	39,540	934,375
Kangwon Land, Inc.	6,800	621,490
Kookmin Bank	50,065	1,405,695
KT&G Corp. (GDR)	95,200	719,712
LG Chemical Ltd.	20,100	666,966
LG Electronics, Inc.	23,490	810,400
POSCO	14,690	1,239,790
Samsung Electronics Co., Ltd.	20,193	5,071,112
Samsung Fire & Marine Insurance Co., Ltd.	13,700	676,822
Samsung SDI Co., Ltd.	8,430	527,526
SK Telecom Co., Ltd.	11,980	1,667,040
		16,384,765
Malaysia 6.2%
IOI Corp. Bhd.	511,000	679,092
Malayan Banking Bhd.	589,400	1,225,332
Perusahaan Otomobil Nasional Bhd.	366,000	606,789
Resorts World Bhd.	286,000	628,447
Sime Darby Bhd.	689,000	906,579
		4,046,239
Singapore 8.5%
Fraser & Neave Ltd.	174,000	784,601
Great Eastern Holdings Ltd.	101,000	537,976
Keppel Corp.	359,000	902,483
Singapore Airlines Ltd.	181,000	964,095
Singapore Press Holdings Ltd.	86,000	799,820
United Overseas Bank Ltd.	270,080	1,583,199
		5,572,174
Taiwan 16.6%
Asustek Computer, Inc.	485,000	946,341
Au Optronics Corp.	610,000	309,813
Cathay Financial Holding Co., Ltd.	870,000	971,105
Compal Electronics, Inc.	773,900	834,968
Formosa Plastics Corp.	1,362,272	1,680,852
Fubon Financial Holding Co., Ltd.	1,725,000	1,178,049
Hon Hai Precision Industry Co., Ltd.	239,000	747,518
Inventec Co., Ltd.	559,000	324,011
Mega Financial Holdings Co., Ltd.	1,957,000	870,402
Taiwan Semiconductor Manufacturing Co., Ltd.*	1,514,343	2,077,062
Taiwan Styrene Monomer Corp.*	823,000	540,795
United Microelectronics Corp.	672,202	385,769
		10,866,685
Thailand 5.4%
Bangkok Bank PLC (Foreign registered)*	610,000	855,440
Land and Houses Public Co.	2,776,000	499,596
Shin Corp. Public Co., Ltd.	1,248,300	420,136
The Siam Cement Public Co., Ltd.	595,000	1,766,156
		3,541,328
Total Common Stocks (Cost $67,381,542)		63,125,225

Preferred Stock 0.7%
Korea
Samsung Electronics Co., Ltd. (Cost $526,221)	4,000	490,737

Cash Equivalents 3.0%
Scudder Cash Management QP Trust, 1.32% (b) (Cost $1,945,935)	1,945,935	1,945,935
Total Investment Portfolio - 100.0% (Cost $69,853,698) (a)		65,561,897

* Non-income producing security.
(a) The cost for federal income tax purposes was $70,128,979. At April 30, 2003, net unrealized depreciation for all securities based on tax cost was $4,567,082. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,899,984 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $10,467,066.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2003 (Unaudited)
Assets
Investments in securities, at value (cost $69,853,698)	$ 65,561,897
Foreign currency, at value (cost $655)	653
Receivable for investments sold	1,055,205
Dividends receivable	226,861
Interest receivable	2,605
Receivable for Fund shares sold	23,379
Foreign taxes recoverable	235,322
Total assets	67,105,922
Liabilities
Payable for investments purchased	1,018,942
Payable for Fund shares redeemed	320,404
Accrued management fee	41,370
Other accrued expenses and payables	39,618
Total liabilities	1,420,334
Net assets, at value	$ 65,685,588
Net Assets
Net assets consist of: Undistributed net investment income	365,128
Net unrealized appreciation (depreciation) on: Investments	(4,291,801)
Foreign currency related transactions	824
Accumulated net realized gain (loss)	(59,461,192)
Paid-in capital	129,072,629
Net assets, at value	$ 65,685,588

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2003 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($6,131,191 / 811,078 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 7.56
Maximum offering price per share (100 / 94.25 of $7.56)	$ 8.02
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($2,931,705 / 393,888 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 7.44
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($971,352 / 130,369 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 7.45
Maximum offering price per share (100 / 99.0 of $7.45)	$ 7.53
Class AARP Net Asset Value, offering and redemption price (a) per share ($155,657 / 20,470 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 7.60
Class S Net Asset Value, offering and redemption price (a) per share ($55,495,683 / 7,297,527 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 7.60

(a) Redemption price per share for shares held less than one year is equal to net asset value less a 2.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2003 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $108,689)	$ 935,343
Interest	18,420
Total Income	953,763
Expenses: Management fee	312,476
Administrative fee	241,309
Distribution service fees	29,388
Directors' fees and expenses	2,729
Other	2,733
Total expenses	588,635
Net investment income (loss)	365,128
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(3,461,897)
Foreign currency related transactions	(59,186)
(3,521,083)
Net unrealized appreciation (depreciation) during the period on: Investments	(60,860)
Foreign currency related transactions	21,685
(39,175)
Net gain (loss) on investment transactions	(3,560,258)
Net increase (decrease) in net assets resulting from operations	$ (3,195,130)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2003 (Unaudited)	Year Ended October 31, 2002
			Operations: Net investment income (loss)	$ 365,128	$ (121,958)
Net realized gain (loss) on investment transactions	(3,521,083)	1,586,436
Net unrealized appreciation (depreciation) on investment transactions during the period	(39,175)	6,481,861
Net increase (decrease) in net assets resulting from operations	(3,195,130)	7,946,339
Fund share transactions: Proceeds from shares sold	44,141,989	108,002,076
Cost of shares redeemed	(52,737,052)	(114,302,429)
Redemption fees	57,299	63,216
Net increase (decrease) in net assets from Fund share transactions	(8,537,764)	(6,237,137)
Increase (decrease) in net assets	(11,732,894)	1,709,202
Net assets at beginning of period	77,418,482	75,709,280
Net assets at end of period (including undistributed net investment income of $365,128 at April 30, 2003)	$ 65,685,588	$ 77,418,482

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2003[a]	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 7.97	$ 7.37	$ 9.37
Income (loss) from investment operations: Net investment income (loss)[c]	.03	(.03)	(.01)
Net realized and unrealized gain (loss) on investment transactions	(.45)	.62	(2.00)
Total from investment operations	(.42)	.59	(2.01)
Redemption fees	.01	.01	.01
Net asset value, end of period	$ 7.56	$ 7.97	$ 7.37
Total Return (%)[d]	(5.14)**	8.14	(21.34)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	7	6
Ratio of expenses (%)	1.77*	1.79	1.80*
Ratio of net investment income (loss) (%)	.82*	(.33)	(.09)*
Portfolio turnover rate (%)	79*	77	212
[a] For the six months ended April 30, 2003 (Unaudited).
[b] For the period from May 29, 2001 (commencement of sales of Class A shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class B
Years Ended October 31,	2003[a]	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 7.88	$ 7.35	$ 9.37
Income (loss) from investment operations: Net investment income (loss)[c]	.00[d]	(.10)	(.03)
Net realized and unrealized gain (loss) on investment transactions	(.45)	.62	(2.00)
Total from investment operations	(.45)	.52	(2.03)
Redemption fees	.01	.01	.01
Net asset value, end of period	$ 7.44	$ 7.88	$ 7.35
Total Return (%)[e]	(5.58)**	7.21	(21.56)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	4	4
Ratio of expenses (%)	2.58*	2.59	2.61*
Ratio of net investment income (loss) (%)	.01*	(1.13)	(.90)*
Portfolio turnover rate (%)	79*	77	212
[a] For the six months ended April 30, 2003 (Unaudited).
[b] For the period from May 29, 2001 (commencement of sales of Class B shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Amount is less than $.005.
[e] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class C
Years Ended October 31,	2003[a]	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 7.89	$ 7.35	$ 9.37
Income (loss) from investment operations: Net investment income (loss)[c]	.00[d]	(.10)	(.03)
Net realized and unrealized gain (loss) on investment transactions	(.45)	.63	(2.00)
Total from investment operations	(.45)	.53	(2.03)
Redemption fees	.01	.01	.01
Net asset value, end of period	$ 7.45	$ 7.89	$ 7.35
Total Return (%)[e]	(5.58)**	7.35	(21.56)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	1
Ratio of expenses (%)	2.54*	2.56	2.57*
Ratio of net investment income (loss) (%)	.05*	(1.10)	(.86)*
Portfolio turnover rate (%)	79*	77	212
[a] For the six months ended April 30, 2003 (Unaudited).
[b] For the period from May 29, 2001 (commencement of sales of Class C shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Amount is less than $.005.
[e] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class AARP
Years Ended October 31,	2003[a]	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.01	$ 7.38	$ 10.08	$ 10.93
Income (loss) from investment operations: Net investment income (loss)[c]	.04	(.01)	.01	(.01)
Net realized and unrealized gain (loss) on investment transactions	(.46)	.63	(2.73)	(.84)
Total from investment operations	(.42)	.62	(2.72)	(.85)
Redemption fees	.01	.01	.02	-
Net asset value, end of period	$ 7.60	$ 8.01	$ 7.38	$ 10.08
Total Return (%)	(5.12)**	8.54	(26.79)	(7.78)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.156	.167	.064	.002
Ratio of expenses (%)	1.51*	1.51	1.67	1.75*
Ratio of net investment income (loss) (%)	1.08*	(.05)	.19	(.11)**
Portfolio turnover rate (%)	79*	77	212	134
[a] For the six months ended April 30, 2003 (Unaudited).
[b] For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.
[c] Based on average shares outstanding during the period.
[d] Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 2% redemption fee.
* Annualized
** Not annualized

Class S
Years Ended October 31,	2003[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 8.01	$ 7.38	$ 10.09	$ 11.76	$ 8.38	$ 11.38
Income (loss) from investment operations: Net investment income (loss)[b]	.04	(.01)	.01	(.18)	(.06)	.05
Net realized and unrealized gain (loss) on investment transactions	(.46)	.63	(2.74)	(1.55)	3.41	(2.75)
Total from investment operations	(.42)	.62	(2.73)	(1.73)	3.35	(2.70)
Less distributions from: Net investment income	-	-	-	-	(.02)	(.30)
Total distributions	-	-	-	-	(.02)	(.30)
Redemption fees	.01	.01	.02	.06	.05	-
Net asset value, end of period	$ 7.60	$ 8.01	$ 7.38	$ 10.09	$ 11.76	$ 8.38
Total Return (%)	(5.12)**	8.54	(26.86)	(14.20)	40.49	(24.16)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	55	66	65	105	143	113
Ratio of expenses before expense reductions (%)	1.51*	1.51	1.67	2.05[c]	2.35	2.46
Ratio of expenses after expense reductions (%)	1.51*	1.51	1.67	2.03[c]	2.35	2.46
Ratio of net investment income (loss) (%)	1.08*	(.05)	.19	(1.29)	(.56)	.50
Portfolio turnover rate (%)	79*	77	212	134	122	141
[a] For the six months ended April 30, 2003 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.98% and 1.98%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Pacific Opportunities Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sale charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2002, the Fund had a net tax basis capital loss carryforward of approximately $50,805,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($32,650,000), October 31, 2007 ($68,000) and October 31, 2009 ($18,087,000), the respective expiration dates, whichever occurs first.

In addition, the Fund inherited approximately $4,585,000 of capital losses from its merger with Kemper Asian Growth Fund on May 25, 2001, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2005 ($2,237,000) and October 31, 2008 ($2,348,000), the respective expiration dates, whichever occurs first, subject to certain limitations imposed by Sections 382-384 of the Internal Revenue Code.

Net realized and unrealized gains on Indian securities are subject to certain non-US taxes. Principal amounts of cash and securities invested in Malaysia are subject to certain non-US taxes. The Fund is subject to a 20.0% Taiwan dollar income tax on foreign exchange gain transactions.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (55,390,000)
Unrealized appreciation (depreciation) on investments	$ (4,781,202)

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Redemption Fees. Upon the redemption or exchange of shares held by Class AARP and S shareholders for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $27,513,639 and $32,704,411, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.85% of the first $250,000,000 of the Fund's average daily net assets, 0.82% of the next $750,000,000 of such net assets, 0.80% of the next $1,500,000,000 of such net assets, 0.78% of the next $2,500,000,000 of such net assets, 0.75% of the next $2,500,000,000 of such net assets, 0.74% of the next $2,500,000,000 of such net assets, 0.73% of the next $2,500,000,000 of such net assets and 0.72% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2003, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.85% of the Fund's average daily net assets.

Under the Management Agreement, the Advisor has entered into an Investment Advisory, Management and Administration Agreement with Deutsche Asset Management (Asia) Limited ("DeAM Asia"). The Advisor compensates DeAM Asia out of the management fee it receives from the Fund.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.675%, 0.725%, 0.70%, 0.65% and 0.65% of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the six months ended April 30, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at April 30, 2003
Class A	$ 22,339	$ 3,750
Class B	12,525	1,886
Class C	3,276	589
Class AARP	560	88
Class S	202,609	27,442
	$ 241,309	$ 33,755

The Administrative Agreement between the Advisor and the Fund will terminate effective September 30, 2003 and the Fund will directly bear the cost of the expenses formerly covered under the Administrative Agreement. Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.75% of average daily net assets for Class A, B, C, AARP and S shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, director and director counsel fees).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2003
Class B	$ 12,957	$ 1,949
Class C	3,510	634
	$ 16,467	$ 2,583

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2003	Effective Rate
Class A	$ 7,654	$ 1,698.23%
Class B	4,216	662.24%
Class C	1,051	203.22%
	$ 12,921	$ 2,563

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2003 aggregated $279. There were no underwriting commissions paid in connection with the distributions of Class C shares for the six months ended April 30, 2003.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2003, the CDSC for Class B and C shares aggregated $9,129 and $34, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A. For the six months ended April 30, 2003, SDI received none.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended April 30, 2003, totaled $13,047 and are reflected as interest income on the Statement of Operations.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investments Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2003		Year Ended October 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	622,546	$ 4,990,973	5,239,366	$ 46,318,217
Class B	249,450	1,962,644	1,028,656	8,901,720
Class C	100,337	779,057	327,419	2,699,255
Class AARP	7,981	63,272	58,188	556,132
Class S	4,532,451	36,346,043	5,577,427	49,526,752
		$ 44,141,989		$ 108,002,076
Shares redeemed
Class A	(637,333)	$ (5,173,364)	(5,269,284)	$ (46,978,560)
Class B	(331,761)	(2,622,695)	(1,062,749)	(9,261,555)
Class C	(86,352)	(684,250)	(311,233)	(2,605,030)
Class AARP	(8,381)	(67,303)	(45,997)	(436,645)
Class S	(5,477,144)	(44,189,440)	(6,123,561)	(55,020,639)
		$ (52,737,052)		$ (114,302,429)
Redemption fees		$ 57,299		$ 63,216
Net increase (decrease)
Class A	(14,787)	$ (180,388)	(29,918)	$ (660,343)
Class B	(82,311)	(604,755)	(34,093)	(359,835)
Class C	13,985	94,807	16,186	94,225
Class AARP	(400)	(4,031)	12,191	125,193
Class S	(944,693)	(7,843,397)	(546,134)	(5,436,377)
		$ (8,537,764)		$ (6,237,137)

Account Management Resources

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1148

For shareholders of Classes A, B and C

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Call ScudderACCESS - (800) 972-3060
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information about these services	To speak with a Scudder service representative Call (800) 621-1048
Please address all written correspondence to	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356

	Nasdaq Symbol	CUSIP Number
Class A	SPAOX	811165-661
Class B	SBPOX	811165-653
Class C	SPCCX	811165-646

For shareholders of Class AARP and Class S

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
AARP Investment Program Shareholders:
Call Easy-Access Line - (800) 631-4636
Scudder Class S Shareholders:
Call SAIL™ - (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder Class S Shareholders -
myScudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information about these services	AARP Investment Program Shareholders: Call an AARP Investment Program service representative at (800) 253-2277 Scudder Class S Shareholders: Call a Scudder service representative at (800) SCUDDER
Please address all written correspondence to	For AARP Investment Program Shareholders:
AARP Investment Program from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735
For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669

	Ticker Symbol	Fund Number
Class AARP	SPOPX	173
Class S	SCOPX	073

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. To request the appropriate form, call 1-800-253-2277. With respect to accounts that are jointly held, an opt-out form received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:
For Classes A, B, and C: Scudder Investments, Attention: Correspondence - Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class AARP: AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S: Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

July 2002

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIERS AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the six month period ended April 30, 2003, management identified an issue related to a different registrant within the Scudder fund complex.
Management discussed the issue with the Registrant's Audit Committee and auditors and instituted additional procedures to enhance its internal controls over financial reporting.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Emerging Markets Growth Fund,
                                    Scudder Greater Europe Growth Fund, Scudder
                                    Latin America Fund and Scudder Pacific
                                    Opportunities Fund, each a series of Scudder
                                    International Fund, Inc.

By:                                 /s/Richard T. Hale
                                    ----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               6/30/03
                                    ----------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Emerging Markets Growth Fund,
                                    Scudder Greater Europe Growth Fund, Scudder
                                    Latin America Fund and Scudder Pacific
                                    Opportunities Fund, each a series of Scudder
                                    International Fund, Inc.

By:                                 /s/Richard T. Hale
                                    ----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               6/30/03
                                    ----------------------------

By:                                 /s/Charles A. Rizzo
                                    ----------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               6/30/03
                                    ----------------------------